SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (date of earliest event reported): April 21, 2011

WAUSAU PAPER CORP.
(Exact name of registrant as specified in its charter)

WISCONSIN	0-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE
MOSINEE, WI 54455-9099
(Address of principal executive offices, including Zip Code)

(715) 693-4470
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 – Financial Information

Item 2.02.

Results of Operations and Financial Condition.

On April 25, 2011, the Company reported a net loss of $1.4 million, or $0.03 per diluted share, for the first quarter ended March 31, 2011, as compared to net earnings of $2.9 million, or $0.06 per diluted share, for the first quarter of 2010.  Net sales for the first quarter of 2011 decreased to $248.9 million, from $255.9 million for the first quarter of 2010.

A copy of the news release is furnished as Exhibit 99.1 to this report.*

Section 5 – Corporate Governance and Management

Item 5.07.

Submission Voters to a Vote of Security Holders.

On April 21, 2011, Wausau Paper Corp. held its Annual Meeting of Shareholders.  The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended:

1.

The three nominees proposed by the Board of Directors were elected as Class III directors for a three-year term expiring at the 2014 Annual Meeting by the following votes:

Name	For	Withheld	Broker Non-Votes
Thomas J. Howatt	38,784,332	2,038,722	4,088,355
Gary W. Freels	35,984,021	4,839,033	4,088,355
Londa J. Dewey	40,137,108	685,946	4,088,355

Other continuing directors include:  (1) Class I directors, G. Watts Humphrey, Jr. and San W. Orr, Jr., whose terms expire at the 2012 Annual Meeting; and (2) Class II director Dennis J. Kuester, whose term expires at the 2013 Annual Meeting.

2.

A proposal entitled “Advisory Vote to Approve Executive Compensation,” that allowed shareholders to approve of or disapprove of our executive compensation, was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
38,024,614	1,997,070	801,370	4,088,355

3.

A proposal entitled “Advisory Vote Regarding Frequency of Say-on-Pay Vote,” that allowed shareholders to choose among the options of holding an advisory vote on executive compensation once every three years, once every two years, once every year, or to abstain from voting, resulted in the following non-binding selection:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
22,571,573	1,702,270	16,316,031	233,180	4,088,355

4.

A proposal for ratification of the audit committee’s selection of Deloitte & Touche LLP as our independent auditor for the 2011 fiscal year was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
43,653,344	1,207,275	50,790	0

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 99.1*

News release dated April 25, 2011

*

This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  April 25, 2011

By:  SCOTT P. DOESCHER

Scott P. Doescher

Executive Vice President–Finance

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated April 25, 2011

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

99.1

News release dated April 25, 2011